                                                                    EXHIBIT 99.3


                        YIELDUP INTERNATIONAL CORPORATION
                            CONDENSED BALANCE SHEETS
                                   (UNAUDITED)

                                                                    JUNE 30,        DECEMBER 31,
                                                                     1999               1998
                                                               -----------------  -----------------
ASSETS
Current assets:
Cash and cash equivalents                                      $     554,019    $        143,228
Short-term investments                                                10,000              10,000
Accounts receivable                                                1,878,224           1,401,413
Inventories                                                        2,269,279           2,788,037
Prepaid expenses and other current assets                             72,768              76,431
                                                               -----------------  -----------------
Total current assets                                               4,784,290           4,419,109
                                                               -----------------  -----------------
Property, plant, and equipment                                     1,412,418           1,500,712
Other assets                                                         228,435             206,712
                                                               -----------------  -----------------
Total assets                                                   $   6,425,143    $      6,126,533
                                                               =================  =================

LIABILITIES AND STOCKHOLDER'S EQUITY
Current liabilities:
Accounts payable                                               $     852,800    $        747,730
Accrued liabilities                                                  516,566             616,997
Current portion of capital lease obligations                          16,841              15,994
Bank borrowings                                                    1,039,937           1,223,963
Deferred revenue                                                   2,825,000                   0
Note payable to a director of the Company                                  0             500,000
                                                               -----------------  -----------------

Total current liabilities                                          5,251,144           3,104,684
                                                               -----------------  -----------------
Long-term capital lease obligations                                   58,346              66,985
                                                               -----------------  -----------------

Total liabilities                                                  5,309,490           3,171,669


Stockholders' equity:
Class A common stock                                                   1,364               1,364
Common stock                                                           6,892               6,892
Additional paid-in capital                                        23,898,385          23,898,385
Notes receivable from stockholders                                    (1,841)             (1,841)
Accumulated deficit                                              (22,789,147)        (20,949,936)
                                                               -----------------  -----------------
Total stockholders' equity                                     $   1,115,653    $      2,954,864
                                                               -----------------  -----------------
Total liabilities and stockholders' equity                     $   6,425,143    $      6,126,533
                                                               =================  =================

                 See accompanying notes to financial statements

                       YIELDUP INTERNATIONAL CORPORATION
                       CONDENSED STATEMENTS OF OPERATIONS
                                  (UNAUDITED)





                                                THREE MONTHS ENDED JUNE 30,                  SIX MONTHS ENDED JUNE 10,
                                        -------------------------------------------    --------------------------------------
                                              1999                    1998                   1999                 1998
                                        -----------------   -----------------------    -----------------   ------------------
Gross revenues                          $   1,416,104       $         2,071,413        $      2,808,206    $     4,630,914
Cost of sales                               1,004,405                 1,176,816               2,240,922          2,646,281
                                        -----------------   -----------------------    -----------------   ------------------
Gross margin                                  411,699                   894,597                 567,284          1,984,633
Operating expenses:
Research and development                      519,519                   715,760               1,042,704          1,428,394
Selling, general, administrative              559,243                 1,099,028               1,289,091          2,063,882
                                        -----------------   -----------------------    -----------------   ------------------
Total operating expenses                    1,078,762                 1,814,788               2,331,795          3,492,276
                                        -----------------   -----------------------    -----------------   ------------------
Operating loss                               (667,063)                 (920,191)             (1,764,511)        (1,507,643)
Interest (expenses)/income, net               (29,158)                   78,656                 (74,700)            93,238
                                        -----------------   -----------------------    -----------------   ------------------
Net loss                                     (696,221)                 (841,535)             (1,839,211)        (1,414,405)
Accretion on redeemable convertible
preferred stock                                     0                  (650,000)                      0           (650,000)
                                        -----------------   -----------------------    -----------------   ------------------
Net loss applicable to holders of
common stock                            $    (696,221)      $        (1,491,535)             (1,839,211)   $    (2,064,405)
                                        =================   =======================    =================   ==================
Basic and diluted net loss per share
  applicable to holders of common
  stock                                 $       (0.08)      $             (0.26)       $          (0.22)   $         (0.36)

Shares used in basic and diluted
  per share computations                    8,256,476                  5,774,533              8,256,476          5,761,103


                       YIELDUP INTERNATIONAL CORPORATION
                       CONDENSED STATEMENT OF CASH FLOWS
                                  (UNAUDITED)





                                                      SIX MONTHS ENDED JUNE 30,
                                              ------------------------------------------
                                                       1999               1998
                                              ------------------- ----------------------
Cash flows from operating activities:

   Net loss                                    $   (1,839,211)     $  (1,414,405)

   Adjustments to reconcile net loss to
   net cash used by operating activities:

   Depreciation and amortization                      303,109            264,910

   Changes in operating assets and
   liabilities:

   Accounts receivable                               (476,811)            17,785

   Inventories                                        518,758         (1,126,347)

   Prepaid expenses and other assets                  (18,060)            55,208

   Accounts payable                                   105,070         (1,182,129)

   Accrued liabilities                               (100,431)           144,639

   Deferred revenue                                 2,825,000                  --
                                              ------------------- ----------------------
   Net cash provided by/(used by)
   operating activities                             1,317,424         (3,240,339)
                                             -------------------- ----------------------

Cash flows from investing activities:

   Purchase of plant and equipment                   (214,815)          (413,040)

   Purchase of short-term investments, net                 --            509,977
                                              ------------------- ----------------------
   Net cash (used by)/ provided by
   investing activities                              (214,815)            96,937
                                              ------------------- ----------------------
Cash flows from financing activities

   Repayment of note payable to a
   director of the Company                           (500,000)                 --

   Payments under capital lease
   obligations                                         (7,792)           (28,620)

   Payments on loans                                 (184,026)          (180,000)

   Decrease in restricted cash on term
   loan                                                    --            312,495

   Issuance of common stock from
   option exercises                                        --             95,849

   Issuance of Series A preferred stock,
   net                                                     --          5,839,038

   Issuance of Class A common stock
   from option exercise                                    --              6,900
                                              ------------------- ----------------------

                                                                     SIX MONTHS ENDED JUNE 30,
                                                                 ----------------------------------
                                                                        1999             1998
                                                                 ----------------- ----------------
     Net cash (used by)/provided by
     financing activities                                              (691,818)      6,045,662
                                                                 ----------------- ----------------
Net increase in cash and cash equivalents                               410,791       2,902,260

Cash and cash equivalents at beginning of period                        143,228       2,145,785
                                                                 ----------------- ----------------
Cash and cash equivalents at end of period                             $554,019    $  5,048,045
                                                                 ================= ================
Supplemental cash flow disclosure:

Acquisition of equipment under capital lease obligations         $           --    $     92,759

Accretion on redeemable convertible preferred stock                          --         650,000

Cash paid for interest                                           $       94,804    $     28,526

                 See accompanying notes to financial statements



                        YIELDUP INTERNATIONAL CORPORATION
                          NOTES TO FINANCIAL STATEMENTS
                                   (UNAUDITED)

                                  JUNE 30, 1999


1.       THE COMPANY AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES


THE COMPANY


         YieldUP International Corporation (the "Company") develops, manufactures, and markets cleaning, rinsing, and drying equipment used during several steps in the manufacturing process for semiconductors and other defect sensitive substrates.


BASIS OF PRESENTATION


         The unaudited condensed financial information of the Company furnished herein reflects all adjustments, consisting only of normal recurring adjustments, which in the opinion of management are necessary to fairly state the Company's financial position, results of operations and cash flows for the periods presented. This Quarterly Report on Form 10-QSB should be read in conjunction with the financial statements and notes thereto included in the Company's 1998 Annual Report on Form 10-KSB. The results of operations for the six months ended June 30, 1999 are not necessarily indicative of the results to be expected for any subsequent period or for the entire year ending December 31, 1999.


NET LOSS PER SHARE


         Basic net loss per share is computed using the weighted average number of shares of Class A common stock and common stock outstanding during the period. Diluted net loss per share is based on the weighted average number of shares of Class A common stock and common stock outstanding during the period and dilutive common equivalent shares from stock options, warrants and preferred stock outstanding during the period. No common equivalent shares are included for loss periods as they would be anti-dilutive. In the three months and six months ended June 30, 1999 there were 435,855 options, and in the three months and six months ended June 30,1998 there were 244,099 options outstanding that could potentially dilute basic earnings per share ("EPS") in the future that were not included in the computation of diluted EPS because to do so would have been anti-dilutive for those periods. In the three months and six months ended June 30, 1999 and June 30, 1998 there were 4,155,000 Class
B warrants outstanding with an exercise price of $11.00 per share that were not included in the computation of diluted EPS because to do so would have been anti-dilutive for those periods.


COMPREHENSIVE INCOME


         We have no other components of comprehensive income other than our reported amounts of net loss.


DERIVATIVE INSTRUMENTS AND HEDGING ACTIVITIES


         In June 1998, the Financial Accounting Board issued SFAS No. 133 "Accounting for Derivative Instruments and Hedging Activities". SFAS No. 133, as amended in June 1999 by SFAS No. 137, establishes accounting and reporting standards for derivative instruments, including certain derivative instruments embedded in other contracts, (collectively referred to as derivatives) and for hedging activities. It requires that an entity recognizes all derivatives as either assets or liabilities in the statement of financial position and measure those instruments at fair value. If certain conditions are met, a derivative may be specifically designated and accounted for as (a) a hedge of the exposure to changes in the fair value of a recognized asset or liability or an unrecognized firm commitment, (b) a hedge of the exposure to variable cash flows of a forecasted transaction, or (c) a hedge of the foreign currency exposure of a net investment in a foreign operation, an unrecognized firm commitment, an available-for-sale security, or a foreign-currency-denominated forecasted transaction. For a derivative not designated as a hedging instrument, changes in the fair value of the derivative are recognized in earnings in the period of change. The Company will be required to adopt this statement for the year ending December 31, 2001 and management does not believe the adoption will have a material effect on the financial position or results of operations of the Company.


2.   INVENTORIES


A summary of inventories follows:

                                               JUNE 30, 1999             DECEMBER 31, 1998
                                       ----------------------------   -----------------------
Raw Materials                                    $1,211,954                  $1,840,088
Work in process                                   1,033,751                     493,024
Evaluation units                                  1,805,228                   1,308,052
Finished goods                                    1,558,108                   2,486,053
                                       ----------------------------  -----------------------

Gross inventory                                  $5,609,041                  $6,127,217
Less provision for excess
   inventory and depreciation                     3,339,762                   3,339,180
                                       ----------------------------  -----------------------
Net inventory                                    $2,269,279                  $2,788,037
                                       ============================  =======================

Evaluation units are installed at potential customers' sites.



3.   ACCOUNTS RECEIVABLE


         Accounts receivable at June 30, 1999 is net of a reserve for sales returns of $236,389 and a reserve for bad debts of $409,891.


4.   DEFERRED REVENUE


         Included in the deferred revenue are royalty prepayments related to the licensing agreement with FSI International. Revenue will be recognized when products on which the royalty prepayments are based are sold.

5.   LEGAL PROCEEDINGS


         CFM Technologies, Inc. and CFMT, Inc. (collectively "CFM") filed a complaint against us in United States District Court for the District of Delaware in September 1995. The complaint alleged that the drying process incorporated in certain of our products infringes a patent held by CFM. On October 14, 1997, a federal court for the District of Delaware ruled in our favor. In a written opinion granting summary judgment for us, the United States District Court held that CFM had failed to produce evidence on three separate elements of the patent claim. To establish infringement, evidence of all three elements was required. On June 30, 1998, the United States District Court of Delaware granted CFM's petition for re-argument of the summary judgment motion, and the re-argument briefs have been filed by both parties. The court may not sustain its original order. If the original order is overturned, the litigation may proceed to trial, and the litigation and the associated costs may, and an unfavorable adjudication will, have a material adverse impact on us. A loss, if any, resulting from an unfavorable adjudication, cannot presently be estimated. Accordingly, no provision for any liability that may result upon adjudication has been made in the accompanying financial statements.


         CFM filed an additional complaint against YieldUP in United States District Court for the District of Delaware on December 30, 1998. The complaint alleged that the cleaning process incorporated in certain of our products infringes patents held by CFM. We believe that the additional CFM patent infringement lawsuit is without merit and that none of our technology and products infringe any of the CFM patents asserted in that litigation. Our technology is substantially different from CFM's patented technology. We have filed an answer to the complaint and a counter claim for non-infringement and invalidity of CFM's patents. We plan to vigorously defend our intellectual property rights against any and all claims. The associated costs may, and an unfavorable adjudication will, have a material adverse impact on us. In both lawsuits filed by CFM, they are asking for monetary damages and an injunction against our use of those products at issue. A loss, if any, resulting from an unfavorable adjudication, cannot presently be estimated. Accordingly, no provision for any liability that may result upon adjudication has been made in the accompanying financial statements.


6.   MAJOR CUSTOMERS AND GEOGRAPHIC INFORMATION


         We have adopted the provisions of Statement of Financial Accounting Standards No. 131 "Disclosures about Segments of an Enterprise and Related Information." We operate in one segment and accordingly have provide only the required enterprise wide disclosures. For the three months ended June 30, 1999, sales to two customer exceeded 10% of gross revenues. Sales to a single customer in the United States, Philips Semiconductors, accounted for 32% of revenues, and sales to an Original Equipment Manufacturer ("OEM") customer in the United States, SubMicron Systems, accounted for 28% of revenues.


         Export sales to our international customers outside North America, primarily to Japan and Europe comprised approximately 4% of gross revenues (4% in the Asia Pacific region) for the three months ended June 30, 1999, and 43% of gross revenues (37% in Europe and 6% in the Asia Pacific region) for the three months ended June 30, 1998.